PRINCIPAL HEALTHCARE INNOVATORS ETF

Ticker Symbol	Principal U.S. Listing Exchange
BTEC	Nasdaq
Principal Exchange-Traded Funds Summary Prospectus November 1, 2023 as amended June 17, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/ETFProspectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@PrincipalETFs.com.
The Fund's Prospectus and Statement of Additional Information, both dated November 1, 2023, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
LIQUIDATION NOTICE: On June 12, 2024, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on the Cboe BZX exchange will be, after the close of market on or about July 31, 2024. Pursuant to the Plan, the Fund will liquidate on or about August 7, 2024 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies and may forgo its scheduled rebalancing.
At the time of liquidation, delete all references to the Principal Healthcare Innovators ETF.
Objective:     The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
Other Expenses	—%
Total Annual Fund Operating Expenses (1)	0.42%
(1)    The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the management fee, payments made under the Fund's Rule 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses, and other extraordinary expenses.
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the ends of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal Healthcare Innovators ETF	$43	$135	$235	$530
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the healthcare sector. For this Fund, healthcare companies are those classified as Health Care according to Global Industry Classification Standard. For security selection and portfolio construction, Principal Global Investors, LLC ("PGI") uses a proprietary quantitative model designed to identify equity securities (emphasizing growth stock) of small and medium capitalization in the Russell 3000 Healthcare Index, while seeking to exclude the least liquid securities, meaning the securities that would be the hardest to trade without significantly impacting their value based on recent average daily trading volumes. As of September 30, 2023, the market capitalization range of the companies in the Russell 3000 Healthcare Index was between approximately $451.3 million and $509.9 billion. The Fund invests significantly in early-stage companies within the healthcare equipment and supplies, pharmaceuticals, biotechnology, and life sciences industries that are not yet consistently profitable. Examples include companies developing products and services in such industries and companies in the pre-marketing stage seeking regulatory approvals.
The Fund's holdings are expected to be rebalanced at least annually. However, PGI may make any adjustments to the model and Fund holdings at its discretion. In constructing and revising the model and managing the Fund's investments, PGI uses insights from diverse sources, including internal investment research, industry reports, and data from third-party consultants and other service providers, to develop and refine its investment themes and identify and take advantage of trends that may impact the Fund and its holdings.
The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the healthcare sector.
Note:    "Russell 3000 Healthcare Index" is a trademark of FTSE Russell Company and has been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by FTSE Russell Company, and FTSE Russell Company makes no representation regarding the advisability of investing in the Fund.
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Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Active Management Risk. There is no guarantee that the investment techniques, analyses, or judgments that the Fund’s investment advisor and/or sub-advisor applies in making investment decisions for the Fund will produce the intended outcome or that the investments the advisor selects for the Fund will perform as well as other securities that were not selected for the Fund. The Fund may not achieve its investment objective, and it is not intended to be a complete investment program.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Healthcare Sector Risk. The Fund invests 25% or more of its assets in one or more industries within the healthcare sector. A fund that invests in securities of companies in the healthcare sector (which includes companies involved in several industries, including biotechnology research and production, drugs and pharmaceuticals, and health care equipment and services) is subject to the direct risks of investing in such companies. These companies are subject to extensive competition (due to, among others, generic drug sales or the loss of patent protection), product liability litigation, and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a proposed product will ever come to market. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance, and competition from other providers.
Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
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Model Risk. Because PGI uses quantitative models to select and hold securities, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may sell or purchase Fund shares in large quantities on the secondary market. These secondary market transactions may cause authorized participants to increase their purchases and redemptions of creation units from the Fund. Purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, such as brokerage costs or taxable gains or losses that it might not have incurred if it had made a redemption in kind. These costs could be imposed on the Fund and thus decrease its NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com.
The bar chart shows the investment returns of the Fund's shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (August 19, 2016).
Prior to July 15, 2022, the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to that date may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.
Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	2Q 2020	40.76%
Lowest return for a quarter during the period of the bar chart above:	4Q 2018	(24.91)%
(1) The year-to-date return as of September 30, 2023 is (10.75)%.
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Average Annual Total Returns (Based on NAV) For the periods ended December 31, 2022(1)
	1 Year	5 Year	Life of Fund
Return Before Taxes	(28.84)%	1.77%	5.04%
Return After Taxes on Distributions	(28.84)%	1.67%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares	(17.07)%	1.34%	3.93%
Russell 3000 Index (reflects no deductions for fees, expenses, or taxes)	(19.21)%	8.79%	10.75%
Russell 2000 Healthcare Index (reflects no deductions for fees, expenses or taxes)	(28.99)%	0.68%	5.22%
(1)Prior to July 15, 2022, the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to that date may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Effective November 1, 2023, the Fund changed its primary broad-based index to the Russell 3000 Index in order to meet the revised definition of “broad-based securities market index.” The Russell 2000 Healthcare Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Christopher Ibach (since 2023), Portfolio Manager
•Aaron J. Siebel (since 2020), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value ("NAV") only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 20,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC. Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the bid-ask spread).
You can access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads at www.PrincipalAM.com.
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Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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